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                                                                     Exhibit 3.4
                                                                     -----------


                           CERTIFICATE OF AMENDMENT
                                      TO
                             AMENDED AND RESTATED
                      CERTIFICATE OF LIMITED PARTNERSHIP
                                      OF
                       NEIC OPERATING PARTNERSHIP, L.P.

    NEIC Operating Partnership, L.P., a limited partnership organized under the Delaware Revised Uniform Limited Partnership Act (the "Act"), for the purpose of amending its Amended and Restated Certificate of Limited Partnership pursuant to
Section 17-202 of the Act, hereby certifies that effective on March 31, 1998, Paragraphs numbered 1 and 4 of the Amended and Restated Certificate of Limited Partnership are amended to read in their entirety as follows:

    1.  Name. The name of the limited partnership formed and continued hereby
        ----
is Nvest Companies, L.P.

    4.  General Partners. The names and business addresses of the general
        ----------------
partners of the Partnership are:


                    Nvest Corporation
                    399 Boylston Street
                    Boston, Massachusetts 02116

                    Nvest, L.P.
                    399 Boylston Street
                    Boston, MA 02116

    IN WITNESS WHEREOF, this Certificate of Amendment has been duly executed by the general partners thereunto duly authorized as of the 31st day of March, 1998.

                                        GENERAL PARTNERS:

                                        NVEST CORPORATION

                                        By  /s/ Edward N. Wadsworth
                                          ---------------------------------
                                           Edward N. Wadsworth
                                           Executive Vice President


                                        NVEST, L.P.

                                        By  /s/ Edward N. Wadsworth
                                          ---------------------------------
                                           Edward N. Wadsworth
                                           Executive Vice President